EXHIBIT 10.26


March 6, 1998


GSE POWER SYSTEMS, INC.
f/k/a Simulation, Systems and
Services Technologies Company, Inc.
MSHI, Inc.
8930 Stanford Boulevard
Columbia, Maryland  21045

Re: Letter of Credit, Loan and Security Agreement dated as of January 30, 1996 (the "Loan Agreement") by and among GSE Power Systems, Inc. ("GSE"), MSHI, Inc. ("MSHI") and CoreStates Bank, N.A. ("CoreStates").
        ------------------------------------------------------------------------

Dear Sirs:

        GSE, MSHI and CoreStates are parties to the Loan Agreement, as the same has been amended from time to time. GSE Systems, Inc. is a guarantor of the obligations under the Loan Agreement.

        Pursuant to its terms, the Loan Agreement expired December 31, 1997. CoreStates agreed on December 29, 1997, to extend the Expiration Date (as such term is defined in the Loan Agreement) to March 31, 1998. Please be advised that CoreStates hereby agrees to extend the Expiration Date until June 30, 1998 provided, however, that for such extension to be effective, the Export-Import Bank of the United States must agree to a corresponding extension of its Working Capital Guarantee No. AP066390XB.

        Please signify your acceptance of this extension by executing this letter agreement in the space provided below.

                                                Very truly yours,


                                                /s/ Derrick R. Davis
                                                --------------------
                                                Derrick R. Davis,
                                                Vice President


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The foregoing extension is accepted and acknowledged this 6th day of March 1998.

                           GSE POWER SYSTEMS, INC.


                           By: /s/ Robert W. Stroup
                              ---------------------------
                           Its:  Executive Vice President,
                                 Secretary & Treasurer



                              CONSENT OF GUARANTORS


        GSE Systems, Inc., as guarantor of the obligations of GSE Power Systems, Inc. and MSHI, Inc. pursuant to their certain Guaranty and Suretyship Agreement dated January 30, 1996 hereby consents to the extension of the Expiration Date as set forth above this 6th day of March 1998.

                           GSE SYSTEMS, INC.

                           By: /s/ Robert W. Stroup
                               ---------------------------
                           Its: Executive Vice President,
                                Secretary & Treasurer


















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